Irwin Revolving Home Equity Loan Trust 1998-1
Servicing Certificate for August 15, 1998 Payment Date

Collections Received on the Mortgage Loans
Interest                                       $1,256,737.82
Principal                                       2,061,700.78
Less Additional Balances Purchased                547,778.09
Net Principal Collections                       1,513,922.69
Less Principal Collections Deposited
  into Funding Account                          1,513,922.69
Principal Distribution Amount                           0.00

Term Notes
LIBOR                                               5.65625%
Note Rate (LIBOR + 0.16%)                           5.81625%
Interest Distributable                           $751,265.63
Principal Distributable                                 0.00
Total Payment Distributable                       751,265.63
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Term Notes                              0.00
Beginning Balance                            $150,000,000.00
Ending Balance                                150,000,000.00
Ending Balance Factor                             100.00000%
Percentage of Aggregate Security Balance
  for Related Interest Period                     100.00000%

Variable Funding Notes
Interest Distributable                                $ 0.00
Principal Distributable                                 0.00
Total Payment Distributable                             0.00
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Variable Funding Notes                  0.00
Beginning Balance                                       0.00
Ending Balance                                          0.00
Percentage of Aggregate Security Balance
  for Related Interest Period                       0.00000%

Fees
Servicing Fee                                    $ 63,859.55
Distributions to the Enhancer                      43,125.00
Indenture Trustee Fee                                 309.00
Accrued and Unpaid Servicing fees
  for Previous Collection Periods
  (per $1000 of Notes)                                  0.00

Losses
Liquidation Loss Amount                                $0.00
Liquidation Loss Distribution Amount                    0.00
Policy Draw Amount                                      0.00

Certificates
Excess Spread                                    $671,433.89
Certificateholder Distribution Amount             671,433.89
Beginning Certificate Balance                           0.00
Ending Certificate Balance                              0.00

Mortgage Pool
Beginning Number of Mortgage Loans                      1757
Ending Number of Mortgage Loans                         3012
Weighted Average Mortgage Interest Rate              12.250%
Beginning Pool Balance                       $ 74,159,479.52
Ending Pool Balance                          $124,309,604.34

Delinquency Data
  (Days Past Due/REO)           30-59    60-89    90+    REO
Number of Mortgage Loans          6         0      0     0
Percentage of Ending Number       0.20%     0.00%  0.00% 0.00%
  of Loans in Mortgage Pool

Principal Balances of
  Mortgage Loans           $186,470.61      0.00   0.00  0.00
Percentage of Ending
  Pool Balance                    0.15%     0.00%  0.00% 0.00%

Liquidation Loss Amount                                $0.00
Cumulative Liquidation Loss Amount                      0.00

Prefunding Account
Beginning Prefunding Balance                  $75,184,010.28
Prefunding Account Reinvestment                   272,170.34
Master Servicer Advance                                 0.00
Less Prefunding Account withdrawals
  (transferred to Capitalized
   Interest Account)                              272,170.34
Less Reimbursement for Prior Month's
  Master Servicer Advance                         184,063.62
Less Principal Balances of
  Subsequent Mortgage Loans Purchased          50,823,549.04
Ending Prefunding Account Balance              24,176,397.62

Funding Account
Beginning Funding Account Balance              $  840,573.82
Funding Account Reinvestment                          573.43
Principal Collections Deposited
  into Funding Account                          1,513,922.69
Less Principal Balances of
  Subsequent Mortgage Loans Purchased             840,498.47
Ending Funding Account Balance                  1,514,571.47

Next Payment Date,
  Expected Subsequent Transfer Date (Yes, No)?           Yes
Estimate of Principal Balances of
  Intended Subsequent Mortgage Loans           $1,514,571.47

Capitalized Interest Account
Beginning Capitalized Interest Account Balance         $0.00
Capitalized Interest Account Reinvestment             547.97
Deposits into Capitalized Interest Account        272,170.34
Less Capitalized Interest Account Withdrawals
 (Transferred to Trustee Collection Account)      272,718.31
Ending Capitalized Interest Account Balance             0.00

Reserve Fund
Beginning Reserve Account Cash Balance           $125,000.00
Beginning Reserve Account
  Letter of Credit Balance                      4,600,000.00
Reserve Account Reinvestment                          536.93
Less Amount Released from Reserve Fund
  Due to Excess(Transferred to
  Trustee Collection Account)                         536.93
Less Amount Released from Reserve Fund
  Due to shortfall                                      0.00
Ending Reserve Account Balance                  4,725,000.00
Reserve Account Target                          4,725,000.00

Other
Managaed Amortization Event Occurred (Yes/No)?            No

Rapid Amortization Event Occurred (Yes/No)?               No
Specific Rapid Amortization Event                        N/A

Servicing Default Occurred (Yes/No)?                      No
Specific Servicing Default                               N/A

Number of Mortgage Loans Removed from the Trust        $0.00
Prinicpal balances of Mortgage Loans
  Removed from the Trust                                0.00

Account Withdrawal Summary
Amounts to be Withdrawn from
  the Prefunding Account                         $272,170.34
Amounts to be Withdrawn from
  the Funding Account                             840,498.47
Amounts to be Withdrawn from
  the Trustee Collection Account                1,466,133.51

Amount to be Swept from
  Collection Account to Trustee
Interest                                       $1,256,737.82
Principal                                       2,061,700.78
Master Servicer Advance                                 0.00
Less Additional Balances Purchased                547,778.09
Less Servicing Fee                                 63,859.55
Amount of Sweep                                 2,706,800.96





